SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Under Rule 14a-12
KELLOGG COMPANY
(Name of Registrant as Specified in its Charter)
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Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareowner Meeting to Be Held on April 24, 2009 Meeting Information Meeting Type:Annual For holders as of: 03/02/09 Date: 04/24/09 Time: 1:00 PM ET Location: W. K. Kellogg Auditorium 50 West Van Buren Street Battle Creek, MI 49017 Admission Ticket — not transferable You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. If you plan to attend the Annual Meeting, please present this Notice to gain admittance to the meeting.

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT/10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)BY INTERNET:www.proxyvote.com 2)BYTELEPHONE: 1-800-579-1639 3)BY E-MAIL*:sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 04/10/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. To obtain directions to the Annual Meeting, please contact Investor Relations at (269) 961-2800 or at investor.relations@kellogg.com. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends a vote FOR each of the nominees for director in Proposal 1. 1.Election Of Directors (term expires 2012) Nominees: 01) John T. Dillon 02) James M. Jenness 03) Donald R. Knauss 04) Robert A. Steele The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. 2.Ratification of the appointment of PricewaterhouseCoopers LLP as Kellogg’s independent public accounting firm for 2009 3.Approval of the Kellogg Company 2009 Long-Term Incentive Plan 4.Approval of the Kellogg Company 2009 Non-Employee Director Stock Plan The Board of Directors recommends a vote AGAINST Proposals 5 and 6. 5.Enact a majority vote requirement for the election of directors 6.Elect each director annually